                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors and Officers of Millipore Corporation (the "Corporation"), do hereby constitute and appoint C. William Zadel, Kathleen Allen and Jeffrey Rudin and each of them individually, their true and lawful attorneys and agents to execute on behalf of the Corporation the Form 10-K Annual Report of the Corporation for the fiscal year ended December 31, 1999, and all such amendments or additional instruments related thereto which such attorneys and agents may deem to be necessary and desirable to enable the Corporation to comply with the requirements of the Securities Exchange Act of 1934, as amended, and any regulations, orders, or other requirements of the United States Securities and Exchange Commission thereunder in connection with the preparation and filing of said documents, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such Directors and Officers on his behalf, as such Director or Officer, as indicated below to the said Form 10-K Annual Report or documents filed or to be filed as a part of or in connection with such Form 10-K Annual Report; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue thereof.

SIGNATURE                   TITLE                    DATE
---------                   -----                    ----


/s/ C. William Zadel        Chairman, President      February 17, 2000
--------------------        Chief Executive Officer
C. William Zadel            and Director




/s/ Robert C. Bishop        Director                 February 17, 2000
--------------------
Robert C. Bishop



_____________________       Director                 February    , 2000
Samuel C. Butler



/s/ Robert E. Caldwell      Director                 February 17, 2000
----------------------
Robert E. Caldwell

SIGNATURE                   TITLE                    DATE
---------                   -----                    ----


/s/ Elaine L. Chao          Director                 February 17, 2000
------------------
Elaine L. Chao



/s/ Maureen A. Hendricks    Director                 February 17, 2000
------------------------
Maureen A. Hendricks



/s/ Mark Hoffman            Director                 February 17, 2000
----------------
Mark Hoffman



/s/ Richard J. Lane         Director                 February 17, 2000
-------------------
Richard J. Lane



/s/ Thomas O. Pyle          Director                 February 17, 2000
------------------
Thomas O. Pyle



/s/ John F. Reno            Director                 February 17, 2000
----------------
John F. Reno

                                       2